AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON _________, 200_

                                                       REGISTRATION NO. 33-52387

================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           --------------------------

                    ALLIANCE CAPITAL MANAGEMENT HOLDING L.P.
             (Exact Name of Registrant as Specified in Its Charter)

       DELAWARE                                                 13-3434400
State or Other Jurisdiction of                              (I.R.S. Employer
Incorporation or Organization)                           Identification Number)
                           1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105
                                 (212) 969-1000


  (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)
                           --------------------------

                      PROFIT SHARING PLAN FOR EMPLOYEES OF
                        ALLIANCE CAPITAL MANAGEMENT L.P.

                            (FULL TITLE OF THE PLANS)

                           --------------------------

                            LAURENCE E. CRANCH, ESQ.
                        ALLIANCE CAPITAL MANAGEMENT L.P.
                           1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105
                                 (212) 969-1000
 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                             of Agent For Service)

================================================================================

                          DEREGISTRATION OF SECURITIES

On July 13, 1994, Alliance Capital Management Holding L.P. (formerly known as Alliance Capital Management L.P., "Alliance") filed a registration statement on Form S-8, Registration No. 33-52387, for the purpose of registering 2,000,000 Units Representing Assignments of Beneficial Ownership of Limited Partnership Interests in Alliance ("Units") to be issued under the Profit Sharing Plan For Employees of Alliance Capital Management L.P. (the "Plan"). Alliance is filing this Post-Effective Amendment No. 1 to that registration statement to deregister 2,978,700 (after giving effect to a Unit split that occurred since the filing of the initial Registration Statement) unsold Units covered by such registration statement as of the date hereof. Effective July 1, 2004, the Plan ceased holding, and permitting investment in, Units.


ITEM 8.  EXHIBITS.

     The following is a complete list of exhibits filed as part of this Post-Effective Amendment No. 1 to Registration No. 33-52387:

EXHIBIT NO.

    24              Powers-of-Attorney

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE 1933 ACT, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-8 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF NEW YORK, STATE OF NEW YORK, ON THIS 27th DAY OF JUNE, 2005.

                                 ALLIANCE CAPITAL MANAGEMENT HOLDING L.P.
                                 By: Alliance Capital Management Corporation, General Partner

                                 By:  /s/ Robert H. Joseph, Jr.
                                      -----------------------------------------
                                      Name:    Robert H. Joseph, Jr.
                                      Title:   Senior Vice President and
                                               Chief Financial Officer

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED ON THE 27th DAY OF JUNE, 2005 BY THE FOLLOWING PERSONS IN THEIR CAPACITIES AS DIRECTORS AND OFFICERS OF ALLIANCE CAPITAL MANAGEMENT CORPORATION, THE GENERAL PARTNER OF THE REGISTRANT.

                 SIGNATURE                                       TITLE                                DATE
                 ---------                                       -----                                ----

                                                   Chairman of the Board and
                                                   Chief Executive Officer
            /s/ Lewis A. Sanders                   (Principal Executive Officer)                 June 27, 2005
---------------------------------------------                                              ---------------------------
              Lewis A. Sanders


                                                   Senior Vice President and
                                                   Chief Financial Officer
         /s/ Robert H. Joseph, Jr.                 (Principal Financial Officer)                 June 27, 2005
---------------------------------------------                                              ---------------------------
           Robert H. Joseph, Jr.

                                                   Senior Vice President and Controller
           /s/ Edward J. Farrell                   (Principal Accounting Officer)                June 27, 2005
---------------------------------------------                                              ---------------------------
             Edward J. Farrell

                                                   Director
---------------------------------------------                                              ---------------------------
         Dominique Carrel-Billiard

                     *                             Director
---------------------------------------------                                              ---------------------------
             Henri de Castries

                     *                             Director
---------------------------------------------                                              ---------------------------
           Christopher M. Condron

                     *                             Director
---------------------------------------------                                              ---------------------------
               Denis Duverne

                     *                             Vice Chairman of the Board
---------------------------------------------                                              ---------------------------
                Roger Hertog

                 SIGNATURE                                       TITLE                                DATE
                 ---------                                       -----                                ----

                                                   Director
---------------------------------------------                                              ---------------------------
            Benjamin D. Holloway

                                                   Director
---------------------------------------------                                              ---------------------------
              W. Edwin Jarmain

                                                   Director, President and
                     *                             Chief Operating Officer
---------------------------------------------                                              ---------------------------
            Gerald M. Lieberman

                                                   Director
---------------------------------------------                                              ---------------------------
               Nicolas Moreau

            /s/ Lorie A. Slutsky                   Director                                      June 27, 2005
---------------------------------------------                                              ---------------------------
              Lorie A. Slutsky

                     *                             Director
---------------------------------------------                                              ---------------------------
               Peter J. Tobin

                     *                             Director
---------------------------------------------                                              ---------------------------
              Stanley B. Tulin


*By:            /s/ Laurence E. Cranch                                                            June 27, 2005
      ------------------------------------------                                           ---------------------------
      Laurence E. Cranch, Esq., Attorney-in-fact

                                INDEX TO EXHIBITS

     The following is a complete list of exhibits filed as part of this Registration Statement:

 EXHIBIT NO.    EXHIBIT
     24         Powers-of-Attorney